Exhibit 99.2

JACK IN THE BOX INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On March 21, 2018, Jack in the Box Inc. (the “Company”) completed the previously announced sale (the “Qdoba Sale”) of Qdoba Restaurant Corporation (“Qdoba”), a wholly owned subsidiary of the Company which operates and franchises more than 700 Qdoba Mexican Eats® fast-casual restaurants, to certain funds managed by affiliates of Apollo Global Management, LLC (the “Buyer”). On March 21, 2018, the Company also amended its credit agreement to extend the terms of its revolving credit facility and the term loan facility, each from a maturity date of March 19, 2019 to March 19, 2020 (the “Amendment”). As required under the Amendment, the Company will repay $260.0 million of the term loan facility upon closing of the Qdoba Sale. The Amendment also increases the Company's leverage ratio from 4.0x to 4.5x, and amends certain covenants contained in the credit agreement.

The following unaudited pro forma condensed consolidated balance sheet as of January 21, 2018 is presented as if the Qdoba Sale and Amendment had each occurred on January 21, 2018. The following unaudited pro forma condensed consolidated statement of earnings for the 16-week period ended January 21, 2018, and unaudited pro forma condensed consolidated statements of earnings for each of the fiscal years ended October 1, 2017, October 2, 2016 and September 27, 2015 are presented as if the Qdoba Sale had occurred on September 29, 2014, the first day of fiscal year 2015.

The unaudited pro forma condensed consolidated financial statements have been derived from historical financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and are presented based on information currently available. They are intended for informational purposes only and are not intended to represent the Company’s financial position or results of operations had the Qdoba Sale and Amendment occurred on the dates indicated, or to project the Company’s financial performance for any future period. Beginning in the first quarter of fiscal 2018, Qdoba’s historical financial information was reflected in the Company’s condensed consolidated balance sheets and statements of earnings as discontinued operations.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the following: (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended October 1, 2017 and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-Q for the 16-week period ended January 21, 2018.

JACK IN THE BOX INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of January 21, 2018
(In thousands, except share and per share data)

	Historical (a)	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash	$3,789	$36,737	(b)	$40,526
Accounts and other receivables, net	36,303			36,303
Inventories	3,335			3,335
Prepaid expenses	16,423	(4,190)	(c)	12,233
Current assets held for sale	332,308	(314,314)	(d)	17,994
Other current assets	5,950	(2,199)	(e)	3,751
Total current assets	398,108	(283,966)		114,142
Property and equipment:
Property and equipment, at cost	1,250,596			1,250,596
Less accumulated depreciation and amortization	(787,427)			(787,427)
Property and equipment, net	463,169			463,169
Other Assets:
Intangible assets, net	1,348			1,348
Goodwill	51,050			51,050
Other assets, net	243,894	(539)	(f)	243,355
Total other assets	296,292	(539)		295,753
	$1,157,569	$(284,505)		$873,064
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current maturities of long-term debt	$68,564	$(27,903)	(g)	$40,661
Accounts payable	27,142			27,142
Accrued liabilities	102,866	7,778	(c)	110,644
Current liabilities held for sale	61,521	(61,521)	(d)	—
Total current liabilities	260,093	(81,646)		178,447
Long-term liabilities:
Long-term debt, net of current maturities	1,036,642	(232,097)	(g)	804,545
Other long-term liabilities	235,394			235,394
Total long-term liabilities	1,272,036	(232,097)		1,039,939
Stockholders’ deficit:
Preferred stock $0.01 par value, 15,000,000 shares authorized, none issued	—			—
Common stock $0.01 par value, 175,000,000 shares authorized, 81,943,562 issued	819			819
Capital in excess of par value	457,772			457,772
Retained earnings	1,485,130	29,238	(h)	1,514,368
Accumulated other comprehensive loss	(127,842)			(127,842)
Treasury stock, at cost, 52,411,407 shares	(2,190,439)			(2,190,439)
Total stockholders’ deficit	(374,560)	29,238		(345,322)
	$1,157,569	$(284,505)		$873,064

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JACK IN THE BOX INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the 16-weeks Ended January 21, 2018 - First Quarter of Fiscal Year 2018
(In thousands, except per share data)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Revenues:
Company restaurant sales	$169,637	$—		$169,637
Franchise rental revenues	77,217			77,217
Franchise royalties and other	47,609			47,609
	294,463			294,463
Operating costs and expenses, net:
Company restaurant costs (excluding depreciation and amortization):
Food and packaging	48,864			48,864
Payroll and employee benefits	48,940			48,940
Occupancy and other	27,750			27,750
Total company restaurant costs (excluding depreciation and amortization)	125,554			125,554
Franchise occupancy expenses (excluding depreciation and amortization)	46,521			46,521
Franchise support and other costs	2,482			2,482
Selling, general and administrative expenses	34,625			34,625
Depreciation and amortization	19,157			19,157
Impairment and other charges, net	2,257			2,257
Gains on the sale of company-operated restaurants	(8,940)			(8,940)
	221,656			221,656
Earnings from operations	72,807			72,807
Interest expense, net	12,780			12,780
Earnings from continuing operations and before income taxes	60,027			60,027
Income taxes	47,138	2,327	(i)	49,465
Earnings from continuing operations	$12,889	$(2,327)		$10,562

Earnings per share from continuing operations:
Basic	$0.44			$0.36
Diluted	$0.43			$0.35

Weighted-average shares outstanding:
Basic	29,551			29,551
Diluted	29,853			29,853

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JACK IN THE BOX INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the 52-weeks Ended October 1, 2017 - Fiscal Year 2017
(In thousands, except per share data)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Revenues:
Company restaurant sales	$1,152,479	$(436,558)	(j)	$715,921
Franchise rental revenues	231,687	(109)	(j)	231,578
Franchise royalties and other	169,748	(19,956)	(j)	149,792
	1,553,914	(456,623)		1,097,291
Operating costs and expenses, net:
Company restaurant costs (excluding depreciation and amortization):
Food and packaging	346,944	(140,291)	(j)	206,653
Payroll and employee benefits	333,611	(122,000)	(j)	211,611
Occupancy and other	219,446	(95,079)	(j)	124,367
Total company restaurant costs (excluding depreciation and amortization)	900,001	(357,370)	(j)	542,631
Franchise occupancy expenses (excluding depreciation and amortization)	140,729	(106)	(j)	140,623
Franchise support and other costs	13,700	(4,889)	(j)	8,811
Selling, general and administrative expenses	157,348	(36,749)	(j)(k)	120,599
Depreciation and amortization	88,939	(21,500)	(j)	67,439
Impairment and other charges, net	25,090	(11,921)	(j)	13,169
Gains on the sale of company-operated restaurants	(38,034)	—		(38,034)
	1,287,773	(432,535)		855,238
Earnings from operations	266,141	(24,088)		242,053
Interest expense, net	46,518	(8,370)	(j)(l)	38,148
Earnings from continuing operations and before income taxes	219,623	(15,718)		203,905
Income taxes	81,315	(5,983)	(m)	75,332
Earnings from continuing operations	$138,308	$(9,735)		$128,573

Earnings per share from continuing operations:
Basic	$4.52			$4.20
Diluted	$4.47			$4.16

Weighted-average shares outstanding:
Basic	30,630			30,630
Diluted	30,914			30,914

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JACK IN THE BOX INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the 53-weeks Ended October 2, 2016 - Fiscal Year 2016
(In thousands, except per share data)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Revenues:
Company restaurant sales	$1,204,535	$(415,495)	(j)	$789,040
Franchise rental revenues	232,907	(113)	(j)	232,794
Franchise royalties and other	161,889	(21,465)	(j)	140,424
	1,599,331	(437,073)		1,162,258
Operating costs and expenses, net:
Company restaurant costs (excluding depreciation and amortization):
Food and packaging	363,002	(127,464)	(j)	235,538
Payroll and employee benefits	334,470	(111,451)	(j)	223,019
Occupancy and other	212,844	(83,081)	(j)	129,763
Total company restaurant costs (excluding depreciation and amortization)	910,316	(321,996)	(j)	588,320
Franchise occupancy expenses (excluding depreciation and amortization)	137,808	(102)	(j)	137,706
Franchise support and other costs	15,485	(4,378)	(j)	11,107
Selling, general and administrative expenses	195,150	(43,003)	(j)(k)	152,147
Depreciation and amortization	92,844	(20,058)	(j)	72,786
Impairment and other charges, net	19,043	(9,114)	(j)	9,929
Gains on the sale of company-operated restaurants	(1,230)	—		(1,230)
	1,369,416	(398,651)		970,765
Earnings from operations	229,915	(38,422)		191,493
Interest expense, net	31,081	(6,801)	(j)(l)	24,280
Earnings from continuing operations and before income taxes	198,834	(31,621)		167,213
Income taxes	72,564	(11,824)	(m)	60,740
Earnings from continuing operations	$126,270	$(19,797)		$106,473

Earnings per share from continuing operations:
Basic	$3.74			$3.16
Diluted	$3.70			$3.12

Weighted-average shares outstanding:
Basic	33,735			33,735
Diluted	34,146			34,146

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JACK IN THE BOX INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
For the 52-weeks Ended September 27, 2015 - Fiscal Year 2015
(In thousands, except per share data)

	Historical (a)	Pro Forma Adjustments		Pro Forma
Revenues:
Company restaurant sales	$1,156,863	$(374,338)	(j)	$782,525
Franchise rental revenues	226,702	(208)	(j)	226,494
Franchise royalties and other	156,752	(20,595)	(j)	136,157
	1,540,317	(395,141)		1,145,176
Operating costs and expenses, net:
Company restaurant costs (excluding depreciation and amortization):
Food and packaging	361,988	(114,057)	(j)	247,931
Payroll and employee benefits	313,302	(97,704)	(j)	215,598
Occupancy and other	199,658	(72,930)	(j)	126,728
Total company restaurant costs (excluding depreciation and amortization)	874,948	(284,691)	(j)	590,257
Franchise occupancy expenses (excluding depreciation and amortization)	136,974	(192)	(j)	136,782
Franchise support and other costs	15,197	(3,471)	(j)	11,726
Selling, general and administrative expenses	211,651	(42,702)	(j)(k)	168,949
Depreciation and amortization	89,468	(17,775)	(j)	71,693
Impairment and other charges, net	11,767	(996)	(j)	10,771
Losses on the sale of company-operated restaurants	3,139	—		3,139
	1,343,144	(349,827)		993,317
Earnings from operations	197,173	(45,314)		151,859
Interest expense, net	18,803	(5,694)	(j)(l)	13,109
Earnings from continuing operations and before income taxes	178,370	(39,620)		138,750
Income taxes	65,769	(15,020)	(m)	50,749
Earnings from continuing operations	$112,601	$(24,600)		$88,001

Earnings per share from continuing operations:
Basic	$3.00			$2.34
Diluted	$2.95			$2.30

Weighted-average shares outstanding:
Basic	37,587			37,587
Diluted	38,215			38,215

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

JACK IN THE BOX INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

(a)           Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the Qdoba Sale or the Amendment. As of and for the 16-weeks ended January 21, 2018, Qdoba was reported as discontinued operations in the Company's Form 10-Q. For each of the fiscal years ended October 1, 2017, October 2, 2016 and September 27, 2015, Qdoba results of operations were included in the consolidated results of operations in the Company's respective Form 10-K.

In fiscal 2018, the Company began presenting depreciation and amortization as a separate line item on the condensed consolidated statements of earnings to better align with similar presentations made by many of its peers and to provide additional disclosure that is meaningful to its investors. The historical condensed consolidated statements of earnings were adjusted to conform to this new presentation. Depreciation and amortization were previously presented within company restaurant costs, franchise occupancy expenses, selling, general and administrative expenses, and impairment and other charges, net on the consolidated statements of earnings.

(b)           Reflects estimated net cash proceeds from the Qdoba Sale of $294.5 million, representing the gross sales price of $305.0 million less certain estimated purchase price adjustments and estimated transaction costs, plus the transaction costs incurred and capitalized as of January 21, 2018 as discussed in note (e). The net cash proceeds ultimately recognized may change based on adjustments to transaction costs and the working capital adjustment as defined in the stock purchase agreement dated December 19, 2017. The pro forma adjustment to cash was also impacted by the mandatory repayment of debt outstanding under the term loan as discussed in note (g).

The pro forma adjustment to cash was calculated as follows (in thousands):

Estimated proceeds, net of transaction costs	$294,538
Transaction costs capitalized, see note (e)	2,199
Payment on term loan, see note (g)	(260,000)
$36,737

(c)           Represents adjustments for the estimated taxes payable on the gain associated with the Qdoba Sale. Taxes on the gain were calculated using a blended statutory tax rate of 28.67% as shown in note (h). Taxes payable on the gain were included in the pro forma adjustment for accrued liabilities and were reduced by the Company's prepaid income taxes as of January 21, 2018, which resulted in a pro forma adjustment to prepaid expenses.

(d)           Represents the net assets sold and liabilities conveyed to the Buyer in the Qdoba Sale.

(e)           Represents transaction costs that were incurred as of the January 21, 2018 balance sheet to be applied against the gain on sale of Qdoba when it closes.

(f)           Represents the reduction of deferred tax benefit on the excess of the tax basis over the financial reporting basis in the Company's investment in Qdoba.

(g)          Represents the mandatory repayment of $260.0 million of the Company's term loan upon closing of the Qdoba Sale in accordance with the Amendment. The repayment was applied to current and long-term debt based on a pro-rata allocation of the remaining scheduled debt payments under the Amendment.

(h)           Represents the estimated after-tax gain on the sale of Qdoba of $29.8 million, and the realization of the Qdoba deferred tax benefit as discussed in note (f), which was calculated as follows (in thousands):

Estimated proceeds, net of transaction costs, see note (b)	$294,538
Qdoba assets held for sale, see note (d)	(314,314)
Qdoba liabilities held for sale, see note (d)	61,521
Pre-tax gain on sale of Qdoba	41,745
Taxes on the sale of Qdoba at blended statutory rate of 28.67%	(11,968)
After-tax gain on sale of Qdoba	29,777
Deferred tax benefit, see note (f)	(539)
$29,238

The after-tax gain on sale of Qdoba ultimately recognized may change based on adjustments to transaction costs and the working capital adjustment as defined in the stock purchase agreement dated December 19, 2017.

(i)            Represents a Qdoba tax benefit that was recognized as a component of income taxes from continuing operations. This tax benefit resulted from the re-measurement of Qdoba's deferred tax liabilities due to the enactment of the Tax Cuts and Jobs Act on December 22, 2017.

(j)            Reflects the elimination of revenues and expenses representing the historical operating results of Qdoba.

(k)           In addition to the adjustment discussed in note (j), the pro forma adjustment to selling, general and administrative expenses in fiscal years 2017, 2016 and 2015 was impacted by an elimination of share-based compensation expenses, employee relocation expenses and gains/losses from the Company's executive deferred compensation plan totaling $1.4 million, $0.7 million and $0.3 million, respectively. These expenses were eliminated as they were corporate costs directly in support of Qdoba operations. All other corporate costs remain classified in the results of continuing operations.

(l)            In addition to the adjustment discussed in note (j), the pro forma adjustment to interest expense, net in fiscal years 2017, 2016 and 2015 was impacted by the allocation of additional interest expense of $4.5 million, $4.1 million, and $3.7 million, respectively, to Qdoba based on the mandatory term loan repayment upon closing of the Qdoba Sale, as discussed in note (g).

(m)          The pro forma adjustment for income taxes in fiscal years 2017, 2016 and 2015 represents Qdoba’s historical income tax expense net of the tax effect of the pro forma adjustments discussed in notes (k) and (l) of $5.9 million, $4.8 million, and $4.0 million, respectively.

Transition Services Agreement and Employee Agreement

Pursuant to a transition services agreement entered into and effective on the closing of the Qdoba Sale, the Company will supply certain services to Qdoba, including information technology, finance and accounting, human resources, supply chain and other corporate support services (the “Services”). The Services will be provided at cost for a period of up to 12 months, with two 3-month extensions available for certain services. No pro forma adjustments have been made related to these Services as the Company is unable to currently estimate the duration that each of the Services will be provided.

Further, pursuant to an employee agreement entered into and effective on the closing date of the Qdoba Sale, the Company will continue to employ all Qdoba employees who will transfer employment to the Buyer (the “Qdoba Employees”) through the earlier of: (a) following 30 days written notice from the Buyer of termination of the employee agreement, or (b) nine months following the closing of the Qdoba Sale. Upon termination of the employee agreement, the Qdoba Employees will become employees of the Buyer. During the term of the employee agreement, the Company (as the employer of record) will pay all wages and benefits of the Qdoba Employees and will receive reimbursement of these costs from the Buyer, who has all control over the employees. As the costs of the employee agreement will be passed through to the Buyer, no pro forma adjustments have been made related to the employment agreement.

Additional Financial Information

The following is a summary of the unaudited quarterly pro forma results of operations for fiscal year 2017 (in thousands, except per share data):

	16-weeks Ended	12-weeks Ended
	January 22, 2017	April 16, 2017	July 9, 2017	October 1, 2017
Company restaurant sales	$238,571	$180,275	$157,772	$139,303
Franchise revenues	114,610	85,609	88,329	92,822
Company restaurant costs (excluding depreciation and amortization)	(177,113)	(137,275)	(121,094)	(107,149)
Franchise costs (excluding depreciation and amortization)	(44,727)	(33,276)	(34,500)	(36,931)
Selling, general and administrative expenses	(40,772)	(25,862)	(28,110)	(25,855)
Depreciation and amortization	(21,263)	(16,123)	(15,336)	(14,717)
Impairment and other charges, net	(2,654)	(1,367)	(4,873)	(4,275)
Gains on the sale of company-operated restaurants	137	7,779	13,250	16,868
Interest expense, net	(10,409)	(9,037)	(9,382)	(9,320)
Earnings from continuing operations and before income taxes	56,380	50,723	46,056	50,746
Income taxes	(21,831)	(19,333)	(14,764)	(19,404)
Earnings from continuing operations	$34,549	$31,390	$31,292	$31,342

Earnings per share from continuing operations:
Basic	$1.07	$1.02	$1.06	$1.06
Diluted	$1.06	$1.01	$1.05	$1.05

Weighted-average shares outstanding:
Basic	32,168	30,895	29,474	29,478
Diluted	32,442	31,126	29,718	29,753